UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2001

TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28316 (Commission File Number)	72-1252405 (IRS Employer Identification No.)
250 North American Court, Houma, Louisiana (Address of principal executive offices)		70363 (Zip Code)

(504) 851-3833
(Registrant's telephone number, including area code)

Item 5.     Other Events.

            On April 3, 2001, Trico Marine Services, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.     Financial Statements and Exhibits.

        (b)    Exhibits.

99	Press release issued by Trico Marine Services, Inc. on April 3, 2001, first quarter earnings forecasts for its anchor handling, towing and supply operations in the North Sea and the award of long-term contracts for its North Sea platform supply vessels.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.

By: /s/ Victor M. Perez
Victor M. Perez Vice President, Chief Financial Officer, and Treasurer

 Dated: April 4, 2001